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                                EXHIBIT 10.107

                     SECOND AMENDMENT TO LEASE AGREEMENT

                            FOR MATSUSHITA BUILDING
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                       SECOND AMENDMENT TO OFFICE LEASE


     THIS SECOND AMENDMENT TO OFFICE LEASE (the "Second Amendment"), made and entered into as of the 30/th/ day of April, 2001, by and between WELLS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (hereinafter referred to as "Landlord") and MATSUSHITA AVIONICS SYSTEMS CORPORATION, a Delaware corporation (hereinafter referred to as "Tenant").

                                   WITNESSETH

     WHEREAS, Landlord and Tenant entered into that certain Office Lease dated as of February 18, 1999, as amended by that certain First Amendment to Office Lease dated as of July 30, 1999 (collectively, the "Lease"), relating to premises consisting of all of the rentable square feet in a building constructed by Landlord on real property located in the City of Lake Forest, Orange County, California; and

     WHEREAS, Landlord and Tenant desire to modify and amend the Lease in certain respects as herein expressly provided.

     NOW, THEREFORE, for and in consideration of the premises, the sum of Ten Dollars ($10.00) in hand paid by each of Landlord and Tenant to the other, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant do hereby covenant and agree as follows:

     1.  Defined Terms.  All terms and words of art used herein, as indicated by
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the initial capitalization thereof, shall have the respective meanings designated for such terms and words of art in the Lease.

     2.  Confirmation of Lease Commencement Date.  Landlord and Tenant confirm
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that the Lease Commencement Date occurred on January 4, 2000.

     3.  Modification of Lease Expiration Date and Lease Year Definition.
         ---------------------------------------------------------------
Landlord and Tenant do hereby agree that (i) the Lease Expiration Date under the Lease shall be January 31, 2007 (instead of January 4, 2007 as currently provided in the Lease), subject to extension as provided in Section 2.2 of the Lease, (ii) the first Lease Year under the Lease shall be the period from January 4, 2000 through January 31, 2001, and (iii) each succeeding Lease Year under the Lease after the first Lease Year shall be the twelve (12) month period from February 1 through the following January 31.

     4.  Confirmation of Rentable Square Feet of Premises.  Landlord and Tenant
         ------------------------------------------------
confirm that the rentable square feet of the Premises based upon the as-built condition thereof is 144,906.0 square feet.
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     5.  Adjustment in Base Rent.  Landlord and Tenant stipulate and agree that
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the Total Project Cost is $18,431,205.59.  Accordingly, effective as of the
Lease Commencement Date, the schedule of Base Rent set forth in Section 3 of the Summary is hereby deleted and the following is substituted in lieu thereof:


                                                    Annual Base Rental
            Lease Year     Monthly Installments      Rate Per Rentable
             (Period)          of Base Rent              Square Feet
          ---------------  --------------------     ------------------

          1/4/00-1/31/00            $142,133.39            $13.032
          2/1/00-1/31/01            $157,361.97            $13.032
          2/1/01-1/31/02            $157,361.97            $13.032
          2/1/02-1/31/03            $167,121.97            $13.840
          2/1/03-1/31/04            $167,121.97            $13.840
          2/1/04-1/31/05            $176,881.97            $14.648
          2/1/05-1/31/06            $176,881.97            $14.648
          2/1/06-1/31/07            $186,641.97            $15.456

     6.  Reconciliation of Base Rent Payments.  Landlord and Tenant acknowledge
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that, based upon the schedule set forth in Paragraph 5 above, the total Base
Rent payable by Tenant to Landlord for the period from January 4, 2000 through April 30, 2001 is $2,502,562.94. The total amount of Base Rent heretofore actually paid by Tenant for such period from January 4, 2000 through April 30, 2001 is $2,462,873.26. Accordingly, Tenant is currently indebted to Landlord in the amount of $39,689.68 for Base Rent for such period from January 4, 2000 through April 30, 2001, and Tenant agrees to pay such shortfall amount to Landlord not later than May 4, 2001.

     7.  Ratification.  Except as expressly modified and amended herein, the
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Lease shall remain in full force and effect and, as modified and amended herein, as expressly ratified and confirmed by the parties hereto.

     8.  Binding Effect.  This Second Amendment shall be binding upon and shall
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inure to the benefit of Landlord and Tenant and their respective legal representatives, successors and assigns. This Second Amendment shall be governed by and construed under the laws of the State of California.

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     IN WITNESS WHEREOF, each of the parties hereto has caused this Second
Amendment to be duly executed as of the day, month and year first above written.

                              LANDLORD:

                              WELLS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

                              By:  Wells Real Estate Investment Trust, Inc.,
                                   a Maryland corporation, its general partner


                                   By: /s/ Leo F. Wells III
                                      ---------------------------
                                   Name: LEO F. WELLS III
                                        -------------------------
                                   Title: PRESIDENT
                                         ------------------------

                              TENANT:

                              MATSUSHITA AVIONICS SYSTEMS CORPORATION, a
                              Delaware corporation

                              By: /s/ B. Bhatia
                                 --------------------------------
                              Name: B. Bhatia
                                   ------------------------------
                              Title: Executive Vice President
                                    -----------------------------


                      (Signatures continued on next page)

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                                    CONSENT

     The undersigned Matsushita Electric Corporation of America, a Delaware corporation, as "Guarantor" under that certain Guaranty of Lease dated as of February 18, 1999 (the "Guaranty"), does hereby consent to the execution and delivery of the within and foregoing Second Amendment and does hereby confirm to and agree with Landlord (i) that such Second Amendment shall not affect or reduce the continuing liability of the undersigned under the Guaranty, and (ii) that such Guaranty is and shall remain in full force and effect.

     As of this 30/th/ day of April, 2001.

                              MATSUSHITA ELECTRIC CORPORATION OF AMERICA, a Delaware corporation


                              By: /s/ Fujio Tsuji
                                 -----------------------
                              Name: Fujio Tsuji
                                   ---------------------
                              Title: VP & CFO
                                    --------------------

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